
Organic
TO GO
TM
Delicious. Organic. Fast.
Our Commitment to Quality Starts at the Farm

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such forward looking statements involve risks and uncertainties. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other products and services and to market products and services in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

Delicious American Fare

Created to a New Standard with Organic & Natural Ingredients



Adobe Chicken Chowder: *A rich, creamy chowder that's chock full of organic chicken, sweet toasted corn, and roasted green chilies.*



Apple Orchard Salad: *Crisp apples, toasted walnuts and crumbled gorgonzola cheese with a honey-lemon vinaigrette on a bed of field greens and romaine.*



Thai Vegetable Wrap: *A mixture of delicious fresh vegetables and an organic spinach wrap. Mixed with a spicy rich Thai sauce to bring out the flavor of the organic veggies. Our top selling wrap!*



Grilled Chicken Breast Sandwich: *Grilled chicken with smoked mozzarella, topped with roasted sweet peppers and onions on a panino roll with light mayonnaise.*



Natural Roast Beef Sandwich: *Natural roast beef piled on top of cheddar cheese and lettuce with a light mayonnaise on a panino roll.*

(Stock Symbol: OTGO)

Company Introduction

Founded to bring Organic American Fare to white collar workers and college students where they work and attend school for higher education.

- In 2004 we launched our first corporate café.
- In 2005 we became the first USDA Certified Fast Casual Café Chain.
- In 36 months, we have gone from an idea to a growing branded business in Seattle – Los Angeles – Orange County – San Diego
  - 25 Company Owned Cafés (3 of these in development)
  - 3 Corporate Catering Kitchens
  - 70+ Grab-n-Go Locations


Organic To Go


Organic
TO GO
We Deliver!


Be Beautiful Inside

(Stock Symbol: OTGO)

Organic To Go Cafés



Proud to be America's first **CERTIFIED ORGANIC** fast casual café chain.



Inside or Out — Our Cafés Provide Comfortable Seating and Free Wireless

(Stock Symbol: OTGO)

Custom Salad Bar
(have it your way)







Filled with delicious selections priced at $7.99 per pound

Quick Service Grab-n-Go

We offer a complete line of **Grab-n-Go** as well as:

- Coffee & Pastries
- Delicious Hot Soups
- Sinful Desserts


ORDER HERE / PAY HERE


Be Beautiful Inside



Delicious. Organic. Fast.

Multi-Channel Business Model

Tremendous Growth Potential

Retail

- 20 cafes as of Sept 07
- Small, Medium and Large
- Retail Sales are up:
  - **38% Q3 07 vs. Q3 06**



Delivery

- Marquee customers: Microsoft, Westin Hotel, Sony. Pfizer, Eli Lilly
- 80% are repeat orders
- Delivery sales are up: **89% Q3-07 vs. Q3-06**


We Deliver!
OrganicToGo.com

Wholesale

- 13% of revenue and a tremendous profitable brand building opportunity
- 4 locations at LAX
- Wholesale Sales are up:
  - **132% Q3-07 vs. Q3-06**


Organic To Go

Notable Delivery Customers

42,000+ orders delivered to date

Large Corporations regularly have lunch meetings

Microsoft • Washington Mutual • Deliotte and Touche

Specialized Businesses

Starbucks • Access Hollywood • Amazon

Medical Centers/Pharmaceutical Reps *(Lunch & Learns)*

Swedish Medical • Pharmion • Eli Lilly • Pfizer • Medtronic

Our Delivery Business is Growing both in volume and by repetitive orders

80% of our orders are from customers who ordered 5+ times!

No. of Orders	Number of Companies	Total Orders	Percentage
20+	414	28,754	59.21%
15+	140	2,343	4.83%
10+	253	2,957	6.09%
5+	752	4,876	10.04%

Points of Distribution

Seattle-Los Angles-Orange County-San Diego

Retail Cafes (25 Locations *)

- Seattle, WA (4)
- Bellevue, WA (1)
- Los Angeles, CA (5)
- Century City, CA (2)
- Woodland Hills, CA (2)
- Irvine Costa Mesa, CA (3)
- San Diego, CA (8)

** 3 of these locations under development*

Catering Facilities

- Seattle, WA
- Los Angeles, CA
- Orange County, CA
- San Diego, CA

Wholesale

Selected Universities:

- University of Washington
- USC
- UCLA
- Cal State Long Beach
- Cal State Northridge
- Cal State Pomona
- Cal Tech
- U of San Diego
- UCSD
- UC San Marcos
- Santa Monica Com. College

Other Notable Locations:

- Microsoft campus (30)
- LAX (4)
- Jet Propulsion Lab
- Starbucks Corporate HQ
- Edwards Life Sciences

Our Cafés Range from:

➢ *2,800 square feet, a full service café serving hot soup, complete salad bar, custom sandwich bar, to as small as a 500 square foot Grab-n-Go Kiosk Location.*

Quarterly Sales Summary

Quarterly Highlights and Drivers

Q4 2007 – Acquisition of a $3M catering/retail company in San Diego and open 2 locations through organic growth. Q4 revenue est. $5M

Q3 2007 – Acquired 5 locations and established delivery and wholesale operations in San Diego

Q1 2007 - Acquired a $2M catering company in Seattle & opened 2 new retail locations, including our first hospital location

Q4 2006 – Expanded wholesale operations and acquired a catering company in Los Angeles

Q3 2006 – Grew Corporate Campus business

Q2 2006 – Expanded Delivery and Wholesale operations

Q1 2006 – Changed Retail Management and reconfigured cafés

Q3 2005 – Conversion of Seattle Briazz locations expanded Seattle Corporate Delivery

Q2 2005 – Acquired & converted 10 retail cafes from Briazz & launched Corporate Delivery business

Q1 2005 – Opened first location in Seattle, Bank of America Tower



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007 Est.

(Stock Symbol: OTGO)

Annual Sales Comparison by Region



$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0

	LA	WA	SD
2005	$2,352,790	$3,823,122	
2006	$4,491,376	$5,171,624	
2007 YTD	$5,731,560	$5,242,220	$214,670
2007 Estimated YE	$7,871,000	$7,055,000	$1,362,000

Quarterly Sales by Segment

132% Growth in Wholesale, 89% Growth in Delivery and 38% Growth in Retail from Q3 2006 to Q3 2007



$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 Est. 2007
Wholesale	$203,000	$227,000	$236,000	$433,000	$671,000	$476,000	$548,000	$665,000
Delivery	$580,000	$751,000	$742,000	$1,264,000	$1,358,000	$1,775,000	$1,402,000	$2,101,000
Retail	$1,327,000	$1,368,000	$1,282,000	$1,250,000	$1,589,000	$1,602,000	$1,766,000	$2,335,000

Active and Dedicated Board of Directors

Jason Brown, Founder , CEO, CFO Prior 25+ years spent in branded direct to consumer retail execution. Founding CEO of Custom Nutrition Services, a personalized vitamin solutions based program using medical professional expertise that was sold to drugstore.com. Previously founder of Concept Development for 7 years, Columbia Sportswear NZ/Australia 3 years, and Cotton Comfort 12 years, all retail focused businesses.

Hass Hassan Founder, President and CEO of Alfalfa's Markets, President of Wild Oats Markets, and subsequently the Founder of Fresh & Wild, the UK's leading retailer of organic foods, which sold to Whole Foods Markets in 2004. Currently sits on the Board of Whole Foods Markets.

Peter Meehan CEO and Co-Founder of Newman's Own Organics. The company, founded in 1993 by Paul Newman, Nell Newman, and Meehan, is considered one of the most prominent brands in the Organic industry today. The company started as a division of Newman's Own and is now a multimillion dollar independent company.

Dave Smith is Co-Founder and former President/COO of Smith & Hawken, the garden tool company. He has been involved in retail and catalog industries as an executive and consultant for over 20 years with companies such as SelfCare, Real Goods, Diamond Organics, Seeds of Change and Organic Bouquet.

Douglas Lioon Joined HVL Incorporated in 1978, created and developed the Douglas Laboratories brand within HVL, then engineered their vertical integration strategy into one of the leader's in the Practitioner segment of the Dietary Supplement industry. Sold HVL December 2005, Doug remained as CEO of Douglas Laboratories.

Roy Bingham Roy's early career was spent in banking and finance in London. He obtained his MBA with distinction from Harvard Business School and has built a career working in banking and finance, M&A, as well as business development with McKinsey & Company. Roy serves as the head of the audit committee for OTGO.

Proven Executive Management Team

- **Andy Jacobs, Senior VP of Operations**
  26+ years of experience in all aspects of food service operations, from restaurant management to research and development of menus and recipes. As Director of Operations with Costco Wholesale (18 year tenure), he oversaw the expansion of Costco's Food Court and Service Deli departments, growing them to their current $500 million in annual sales. Previous to that, he was the Vice President of Operations for a full service restaurant management company.

- **Greg Atkinson, Creative Chef**
  25+ years of experience working in the restaurant industry. He is a charter member of the Seattle Chapter of Chefs Collaborative and a Certified Culinary Professional with the International Association of Culinary Professionals. While the executive chef at Canlis he merited a coveted four stars for the makeover of the restaurant, once a bastion of conservative tastes, now a leader in sustainable food practices.

- **Michael Johnson, VP of Retail Operations**
  20+ years experience managing restaurants, from white tablecloth cafes to Noah's bagel shop and Briazz Specialty Cafe`s. He has had extensive experience in building customer centric teams in multi unit cafes. He joined OTG as part of the Briazz acquisition and has done an excellent job growing both our retail operations and pioneering new wholesale program at Universities.

- **Wendy Tenenberg, VP of Marketing**
  25+ years in retail and direct to consumer marketing with extensive experience in customer acquisition and direct marketing. Prior to joining Concept Development, Wendy had over 10 years of experience working with Fortune 1000 companies delivering targeted brand building marketing and was most recently in charge of marketing at Custom Nutrition.

Proven Executive Management Team

- **Valorie Norwood, Controller**
  20 years of financial reporting/analysis experience and manufacturing finance management, Valorie is a CPA/MBA. She has served as controller in two $35+ million dollar operations. As Director of Accounting Operations for Briazz, a $39+ million public corporation that manufactures and distributes high quality, branded takeaway fast food, she managed compliance including SEC filing, federal, state and local tax returns, employment tax returns and preparation of monthly/quarterly/annual financial statements.

- **Tom Rogers, VP of Business Development**
  12+ years experience in account management in the consumer packaged industry. Tom has been responsible for 120 Safeway stores, 80 OFC locations, 30 Haggens units and 30 Brown and Cole locations and has successfully pioneered the Organic to Go strategy for growth in Delivery and Casual Catering to our current success month over month.

- **Prem Thudia, VP of Technology**
  15+ years plus of technology expertise with extensive expertise in interactive web design, database system design, and application development, as well experience with the Broad Vision Enterprise Platform, most recently at Custom Nutrition.

- **Barbara Emmitt, VP of Logistics**
  9+ years of management experience in operations. As a founding team member, Barbara developed the logistics associated with pick, pack, ship and delivery to our cafés, as well as direct to our corporate catering customers. Barbara is in charge of all in and outbound goods in all geographic regions for Organic To Go.

Organic TO GO
Delicious. Organic. Fast.

Organic To Go Provides Educational Information


10 Good Reasons to Go Organic
Nutritional Facts
It's What's Inside That Counts! • April 2007
Planning an Organic Vacation
Food Connection
It Does A Body Good
Take 5 Organic
You Know?
Did You Know?

(Stock Symbol: OTGO)

Organic TO GO

Marketing Materials for OTG Locations on Microsoft Campus


Made fresh
BIOdegradable
REcyclable
ECOfriendly
GUILTfree
packaging
Organic TO GO

"About OTG" Brochure


Organic TO GO
Delicious. Organic. Fast.
PUREST Ingredients
Packed With FLAVOR

18x18 Triad Poster

Tall Stands with 11x17 Poster Insert


Proudly Serving
Organic To Go

Floor Banners


Organic TO GO
Delicious. Organic. Fast.
Sandwiches
Wraps
Salads
OrganicToGo.com


Organic TO GO
Organic TO GO

Cooler Strip


Organic TO GO
Delicious. Organic. Fast.
OrganicToGo.com

24x24 floor stickers with removable adhesive

Organic to Go in the Press…


Watch Organic To Go on TV >
BOB HANSEN
NBCSandiego.com

Please visit www.organictogo.com

Key Development Milestones

- New Menu Brand Building Marketing Program Success in Q 3 2007
  - Focus on-top selling items to increase efficiencies
  - Menu reformatted to increase gross profit margin
  - Single click, all-day meeting programs designed to increase revenue and decrease confusion


Be
Beautiful
Inside

- Café's design, build-out becoming systematized for roll-out in 2008
- Launched in 3rd market - San Diego September '07
  - 5 Café's - Countywide Delivery/Catering sales - 2 Universities
- Expanding Cafés/Delivery/Wholesale in existing territories
- Increasing GPM in Cafes and Delivery in Q4 '07
- Estimated Year-End Growth of 67% for 2007
- Profitable for the year in 2008